Exhibit  32

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002)


     For the Annual Report of Life Partners Holdings, Inc. (the "Company") on Form 10-KSB for the period ending February 29, 2004 (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.


     Dated:  May  28,  2004

                                         /s/  Brian  D.  Pardo
                                         ---------------------------------------
                                         Chief  Executive  Officer

                                         /s/  Nina  Piper
                                         ---------------------------------------
                                         Chief  Financial  Officer


A signed original of this written statement required by Section 906 has been provided to Life Partners Holdings, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

[This Section 906 certification accompanies the Report, but is not "filed" as part of the Report.]